       As filed with the Securities and Exchange Commission on May 5, 1999
                                                     Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             SILKNET SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   02-0478949
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                            50 Phillippe Cote Street
                         MANCHESTER, NEW HAMPSHIRE 03101
               (Address of principal executive offices) (Zip Code)

                        1999 Employee Stock Purchase Plan
                            (Full title of the plans)

                           --------------------------

                                  James C. Wood
   President, Chief Executive Officer and Chairman of the Board of Directors
                             Silknet Software, Inc.
                            50 Phillippe Cote Street
                            Manchester, New Hampshire
                                 (603) 625-0070
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                           --------------------------
                                    Copy to:
                               John Hession, Esq.
                         Testa, Hurwitz & Thibeault, LLP
                               Oliver Street Tower
                                 125 High Street
                                Boston, MA 02110
                                 (617) 248-7000

                           --------------------------

                         CALCULATION OF REGISTRATION FEE

                                                              Proposed         Proposed
                                                              Maximum          Maximum
                                              Amount          Offering        Aggregate        Amount of
Title of Securities                            to be          Price Per        Offering       Registration
to be Registered                             Registered       Share (1)         Price             Fee
-----------------------------------------------------------------------------------------------------------

1999 EMPLOYEE STOCK PURCHASE PLAN
Common Stock (Par Value $0.01 Per Share)       350,000         $15.00            $5,250,000      $1,459.50

TOTAL:                                         350,000         $15.00            $5,250,000      $1,459.50
-----------------------------------------------------------------------------------------------------------

(1) The price of $15.00 per share, which is the offering price negotiated on May 5, 1999 between the Registrant and the underwriters in connection with the initial public offering of the Common Stock of the Registrant and to paid by the underwriters on May 10, 1999, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(h) and has been used only for those shares without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  PLAN INFORMATION.

         The documents containing the information specified in this Item 1 will be sent or given to the persons specified by Rule 428(b)(1) of the Securities Act. In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The documents containing the information specified in this Item 2 will be sent or given to the persons specified by Rule 428(b)(1) of the Securities Act. In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Prospectus dated May 3, 1999, as filed on May 5, 1999 pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in Registration Statement No. 333-73295 on Form S-1, as amended (the "Form S-1");

         (b) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on March 3, 1999, and incorporating by reference the information contained in the Form S-1.

                  All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Delaware General Corporation Law and the Registrant's Certificate of Incorporation and by-laws, as amended, provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant and, with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Certificate of Incorporation and By-laws filed as Exhibits 3.01 and 3.02, respectively, to the Registrant's Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

         EXHIBIT NO.       DESCRIPTION OF EXHIBIT

         Exhibit 4.1       Specimen certificate representing the Common
                           Stock of the Registrant (filed as Exhibit 4.01 to Registrant's Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

         Exhibit 4.2 Form of Certificate of Incorporation of the Registrant (filed as Exhibit 3.01 to Registrant's Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

         Exhibit 4.3 By-Laws, as amended, of the Registrant (filed as Exhibit 3.02 to Registrant's Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

         Exhibit 4.4       1999 Employee Stock Purchase Plan, as amended
                           (filed as Exhibit 10.04 to Registrant's Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

         Exhibit 5.1       Opinion of Testa, Hurwitz & Thibeault, LLP.

         Exhibit 23.1      Consent of PricewaterhouseCoopers LLP.

         Exhibit 23.2 Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

         Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  UNDERTAKINGS.

      (a)     The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                     Statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                     PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
                     Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Silknet Software, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, Manchester, New Hampshire, on this 5th day of May, 1999.

                                     SILKNET SOFTWARE, INC.



                                     By: /S/ James C. Wood
                                         -------------------------
                                         James C. Wood
                                         President, Chief Executive Officer and
                                         Chairman of the Board


                        POWER OF ATTORNEY AND SIGNATURES

         We, the undersigned officers and directors of Silknet Software, Inc., hereby severally constitute and appoint James C. Wood and Patrick J. Scannell, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Silknet Software, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURE                             TITLE(S)                             DATE
             ---------                             --------                             ----

/s/ James C. Wood                   President, Chief Executive Officer,              May 5, 1999
--------------------------------    and Chairman of the Board (Principal
James C. Wood                       Executive Officer)


/s/ Patrick J. Scannell, Jr.        Vice President, Chief Financial Officer,         May 5, 1999
--------------------------------    Treasurer and Secretary (Principal
Patrick J. Scannell, Jr.            Financial and Accounting Officer)


/s/ Stanley Fung                    Director                                         May 5, 1999
--------------------------------
Stanley Fung

/s/ Guy Bradley                     Director                                         May 5, 1999
--------------------------------
Guy Bradley

/s/ John Doggett                    Director                                         May 5, 1999
--------------------------------
John Doggett

/s/ Joo Hock Chua                   Director                                         May 5, 1999
--------------------------------
Joo Hock Chua

/s/ Andrew Goldfarb                 Director                                         May 5, 1999
--------------------------------
Andrew Goldfarb

                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------

    4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.01 to Registrant's
               Registration Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

    4.2        Form of Certificate of Incorporation of the Registrant
               (filed as Exhibit 3.01 to Registrant's Registration
               Statement on Form S-1 (File No. 333-73295) and incorporated herein by reference).

    4.3 By-Laws, as amended, of the Registrant (filed as Exhibit 3.02 to Registrant's Registration Statement on
               Form S-1 (File No. 333-73295) and incorporated herein by reference).

    4.4        1999 Employee Stock Purchase Plan, as amended (filed as
               Exhibit 10.04 to Registrant's Registration Statement on
               Form S-1 (File No. 333-73295) and incorporated herein by reference).

    5.1        Opinion of Testa, Hurwitz & Thibeault, LLP.

   23.1        Consent of PricewaterhouseCoopers LLP.

   23.2        Consent of Testa, Hurwitz & Thibeault, LLP (contained in
               Exhibit 5.1).

   24.1 Power of Attorney (included as part of the signature page to this Registration Statement).